              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                            MARKET LEADER TRUST (A)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)


                        _                                          _
                       |        ______________________  |
FORMULA:               |       |                        |
                       |       |         |              |
                       |  /\  n |       ERV            |
               T  =    |    \  |    -------------     |  -1
                       |     \ |          P          |
                       |      \|          |
                       |_                 _|

               T = AVERAGE ANNUAL COMPOUND RETURN
               n = NUMBER OF YEARS
             ERV = ENDING REDEEMABLE VALUE
               P = INITIAL INVESTMENT

                                         (A)
 $1,000        ERV AS OF    NUMBER OF    AVERAGE ANNUAL         CUMULATIVE
INVESTED - P   31-Aug-98    YEARS - n    COMPOUND RETURN - T    TOTAL RETURN
------------   ---------    ---------    -------------------    ------------
 31-Aug-97       $862.40     1.00             -13.76%            -13.76%

 28-Jul-97       $856.00     1.09             -13.26%            -14.40%

(B) AVERAGE ANNUAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)




                        _                                          _
                       |        ______________________  |
FORMULA:               |       |                        |
                       |       |         |              |
                       |  /\  n |       EV             |
               t  =    |    \  |    -------------     |  -1
                       |     \ |          P          |
                       |      \|          |
                       |_                 _|


                       EV
             TR =   ---------    -1
                        P


               t = AVERAGE ANNUAL COMPOUND RETURN
                   (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
               n = NUMBER OF YEARS
              EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
               P = INITIAL INVESTMENT
              TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                           (C)                          (B)
  $1,000       EV AS OF    TOTAL          NUMBER OF     AVERAGE ANNUAL
INVESTED - P   31-Aug-98   RETURN - TR    YEARS - n     COMPOUND RETURN - t
------------   ---------   -----------    ---------     -------------------
31-Aug-97         $910.20     -8.98%       1.00              -8.98%

28-Jul-97         $903.50     -9.65%       1.09              -8.87%

(D) GROWTH OF $10,000*
(E) GROWTH OF $50,000*
(F) GROWTH OF $100,000*

FORMULA:    G= (TR+1)*P
            G= GROWTH OF INITIAL INVESTMENT
            P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION


                 TOTAL         (D)   GROWTH OF            (E)   GROWTH OF         (F)   GROWTH OF
INVESTED - P     RETURN - TR   $10,000 INVESTMENT - G     $50,000 INVESTMENT      $100,000 INVESTMENT - G
------------     -----------   ----------------------     --------------------    -----------------------
28-Jul-97          195.15            $8,560                   $43,368                      $87,640



*INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%, 4%
 & 3% SALES CHARGE

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                            MARKET LEADER TRUST (B)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                        -                                        -
                       |        ----------------------  |
FORMULA:               |       |                        |
                       |  /\ n |         ERV          |
              T  =     |    \  |    -------------     |  - 1
                       |     \ |          P           |
                       |      \|          |
                       |_                _|

              T = AVERAGE ANNUAL COMPOUND RETURN
              n = NUMBER OF YEARS
              ERV = ENDING REDEEMABLE VALUE
              P = INITIAL INVESTMENT

                                           (A)
$1,000          ERV AS OF    NUMBER OF     AVERAGE ANNUAL        CUMULATIVE
INVESTED - P    31-Aug-98    YEARS - n     COMPOUND RETURN - T   TOTAL RETURN
------------    ---------    ---------     -------------------   ------------
31-Aug-97        $858.80      1.00             -14.12%             -14.12%
28-Apr-97        $938.00      1.34              -4.66%              -6.20%


(B) AVERAGE ANNUAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                      -                                         -
                     |        ----------------------  |
FORMULA:             |       |                        |
                     |  /\ n |        EV            |
             t  =    |    \  |    -------------     |  - 1
                     |     \ |         P            |
                     |      \|         |
                     |_               _|

                         EV
            TR  =    ----------     - 1
                          P


      t = AVERAGE ANNUAL COMPOUND RETURN
          (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
     EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
      P = INITIAL INVESTMENT
     TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                             (C)                           (B)
 $1,000        EV AS OF      TOTAL          NUMBER OF      AVERAGE ANNUAL
INVESTED - P   31-Aug-98     RETURN - TR    YEARS - n      COMPOUND RETURN - t
------------   ---------     -----------    ---------      -------------------
31-Aug-97        $903.50      -9.65%          1.00           -9.65%
28-Apr-97        $976.70      -2.33%          1.34           -1.74%

(D)  GROWTH OF $10,000
(E)  GROWTH OF $50,000
(F)  GROWTH OF $100,000

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE  INCEPTION


                 TOTAL           (D)   GROWTH OF            (E)   GROWTH OF          (F)   GROWTH OF
INVESTED - P     RETURN - TR     $10,000 INVESTMENT - G     $50,000 INVESTMENT       $100,000 INVESTMENT - G
------------     -----------     ----------------------     --------------------     -----------------------
28-Apr-97         -2.33                $9,767                  $48,835                    $97,670


              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                            MARKET LEADER TRUST (C)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                       -                                      -
                      |        ---------------------- |
FORMULA:              |       |                       |
                      |  /\ n |        ERV          |
              T  =    |    \  |     -------------   |  - 1
                      |     \ |         P           |
                      |      \|         |
                      |_               _|

              T = AVERAGE ANNUAL COMPOUND RETURN
              n = NUMBER OF YEARS
              ERV = ENDING REDEEMABLE VALUE
              P = INITIAL INVESTMENT

                                            (A)
$1,000         ERV AS OF      NUMBER OF     AVERAGE ANNUAL        CUMULATIVE
INVESTED - P   31-Aug-98      YEARS - n     COMPOUND RETURN - T   TOTAL RETURN
------------   ---------      ---------     -------------------   ------------
31-Aug-97       $894.80         1.00             -10.52%            -10.52%
28-Jul-97       $896.20         1.09              -9.54%            -10.38%


(B) AVERAGE ANNUAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)



                        -                                    -
                       |        ---------------------- |
FORMULA:               |       |                       |
                       |  /\ n |          EV         |
             t  =      |    \  |     -------------   |  - 1
                       |     \ |           P         |
                       |      \|           |
                       |_                 _|

                           EV
            TR  =      ----------   - 1
                            P


             t = AVERAGE ANNUAL COMPOUND RETURN (NO DEDUCTION FOR APPLICABLE
                 SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                 (C)                         (B)
 $1,000          EV AS OF        TOTAL         NUMBER OF     AVERAGE ANNUAL
INVESTED - P     31-Aug-98       RETURN - TR   YEARS - n     COMPOUND RETURN - t
------------     ---------       -----------   ---------     -------------------
31-Aug-97          $903.70           -9.63%       1.00            -9.63%
28-Jul-97          $896.20          -10.38%       1.09            -9.54%

(D) GROWTH OF $10,000
(E) GROWTH OF $50,000
(F) GROWTH OF $100,000

FORMULA:     G= (TR+1)*P
             G= GROWTH OF INITIAL INVESTMENT
             P= INITIAL INVESTMENT
             TR= TOTAL RETURN SINCE INCEPTION



               TOTAL          (D)   GROWTH OF           (E)   GROWTH OF         (F)   GROWTH OF
INVESTED - P   RETURN - TR    $10,000 INVESTMENT - G    $50,000 INVESTMENT      $100,000 INVESTMENT - G
------------   -----------    ----------------------    --------------------    -----------------------
28-Jul-97         -10.38            $8,962                   $44,810                   $89,620



              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                            MARKET LEADER TRUST (D)




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                          -                                  -
                         |        ---------------------- |
FORMULA:                 |       |                       |
                         |  /\ n |        EV           |
                t  =     |    \  |   -------------     |  - 1
                         |     \ |         P           |
                         |      \|         |
                         |_               _|

                             EV
               TR  =     ----------       -1
                              P


                t = AVERAGE ANNUAL COMPOUND RETURN
                n = NUMBER OF YEARS
                EV = ENDING VALUE
                P = INITIAL INVESTMENT
                TR = TOTAL RETURN


                                (B)                           (A)
  $1,000        EV AS OF        TOTAL          NUMBER OF     AVERAGE ANNUAL
RINVESTED - P   31-Aug-98       RETURN - TR     YEARS - n    COMPOUND RETURN - t
------------    ---------      -----------     ---------     -------------------
31-Aug-97         $911.90        -8.81%           1.00             -8.81%
28-Jul-97         $905.20        -9.48%           1.09             -8.72%

(C)  GROWTH OF $10,000
(D)  GROWTH OF $50,000
(E)  GROWTH OF $100,000


FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION



$10,000        TOTAL            (C)   GROWTH OF         (D)   GROWTH OF          (E)   GROWTH OF
INVESTED - P   RETURN - TR      $10,000 INVESTMENT- G   $50,000 INVESTMENT- G    $100,000 INVESTMENT- G
------------   -----------      ---------------------   ---------------------    ----------------------
28-Jul-97         -9.48               $9,052                  $45,260                 $90,520
